Exhibit 99.1

Ethan Allen Reports First Quarter Results

DANBURY, CT – November 9, 2026 – Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) (NYSE: ETD), a leading interior design destination, today reported its results for the first quarter ended September 30, 2026.

For the three months ended September 30, 2026, consolidated net sales were $129.6 million compared with $147.0 million in the prior year period. Consolidated gross margin was 59.6%; operating and adjusted operating margins were 1.3% and 2.2%, respectively. Diluted and adjusted diluted earnings per share were $0.07 and $0.10, respectively. Lower sales and tariffs pressured margins, partly offset by operating efficiencies. Retail and Wholesale segment written orders were down 1.2% and 1.3%, respectively, year over year, primarily due to lower design center traffic, a soft housing market, global unrest and U.S. midterm election uncertainty. Despite these challenges, Retail written orders in the first quarter rose 13.2% sequentially when compared with the Company’s fourth quarter of fiscal 2026 and this momentum carried into the month of October, which saw a 0.3% increase.

The Company ended the first quarter with $92.2 million in cash and cash equivalents and no outstanding debt. During the quarter, Ethan Allen paid $92.2 million in cash dividends, comprising special dividends totaling $3.25 per share and a regular quarterly dividend of $0.39 per share, and invested $3.4 million in capital expenditures.

FINANCIAL HIGHLIGHTS*

●	Consolidated net sales of $129.6 million; prior year $147.0 million
–	Retail net sales of $114.4 million; prior year $128.6 million
–	Wholesale net sales of $79.0 million; prior year $87.0 million
●	Written orders
–	Retail segment written orders declined 1.2%
–	Wholesale segment written orders decreased 1.3%
●

Consolidated gross margin of 59.6%; prior year 61.4%; current year impacted by incremental tariffs, higher designer floor sample sales and lower manufacturing production partially offset by a change in the sales mix, reduced headcount and a higher average ticket price

●	Selling, general and administrative (“SG&A”) expenses decreased 5.8% from last year reflecting lower variable expenses, cost controls, reduced headcount and lower marketing costs
●	Marketing spend totaled $4.7 million or 3.6% of consolidated net sales; prior year 3.5%; the Company anticipates higher marketing expenses during the remainder of fiscal 2027
●

Consolidated operating margin of 1.3%; adjusted consolidated operating margin of 2.2%, compared with 7.2% in the prior year; current year operating margin impacted by higher tariffs and fixed cost deleveraging from lower consolidated net sales

●	Diluted EPS of $0.07; adjusted diluted EPS of $0.10; adjusted prior year $0.43
●	Paid cash dividends of $92.2 million compared with $16.4 million in the prior year
●	Capital expenditures of $3.4 million, compared with $2.4 million a year earlier; the increase supported new retail design centers, additional manufacturing equipment and technology upgrades

* See reconciliation of GAAP to adjusted key financial measures in the back of this release; comparisons are to the first quarter of fiscal year 2026

OPERATIONAL HIGHLIGHTS

●	Opened new Company-operated design centers in Aventura (FL) and Victoria Gardens (CA), showcasing Ethan Allen home furnishings and combining complimentary interior design services with technology
●	Ended the quarter with 172 Ethan Allen retail design centers in North America, including 142 Company-operated and 30 independently owned and operated
●	Additional new design centers planned for fiscal 2027 include locations in Burlington (VT), Huntersville (NC) and Naples (FL)
●

New tariffs under Section 301 of the Trade Act of 1974 became effective on July 24, 2026, and range between 10% and 12.5%; these tariffs replaced the previously issued 10% global tariffs imposed under Section 122

●	The quarter ended with 2,988 associates; 6.3% less than a year ago
●	Ethan Allen’s upholstery operation in Silao, Mexico was awarded the Great Place to Work® certification for the ninth consecutive year
●

The Company recently held its annual convention at its headquarters and livestreamed the event worldwide under the theme of We’re Just Getting Started; the program reviewed initiatives in manufacturing, logistics, technology, marketing and retail, and celebrated interior designers both for achievement in written sales and design excellence

●

More recently, on November 4, 2026, the Company held its 2026 Annual Meeting of Stockholders; based on the final vote count, stockholders elected the following five directors to serve on its Board of Directors until the 2027 annual meeting: Douglas G. Bergeron, Maria Eugenia Casar, Kristine E. Miller, Stephen Oblak and Tara I. Stacom

BALANCE SHEET and CASH FLOW

●

Cash, cash equivalents and investments totaled $92.2 million at September 30, 2026 compared with $187.5 million at June 30, 2026; decrease of $95.3 million reflects the payment of $92.2 million in cash dividends and capital expenditures of $3.4 million

●

Cash used in operating activities totaled $0.8 million during the first quarter of fiscal 2027, a decrease from $16.8 million provided by operating activities in the prior year due to lower net income, incremental restructuring payments and working capital changes partially offset by insurance proceeds received

●	Cash dividends paid totaled $92.2 million, including special dividends of $3.25 per share in addition to a regular quarterly dividend of $0.39 per share
●	Net merchandise inventory levels totaled $153.8 million at September 30, 2026, up 3.6% since June 30, 2026, reflecting new product introductions and price increases
●

Customer deposits from undelivered written orders totaled $74.3 million at September 30, 2026, up from $62.7 million at June 30, 2026 as the pace of incoming Retail segment written orders improved and outpaced delivered sales

●	Wholesale backlog was $55.0 million at September 30, 2026, an increase of 2.7% over the prior year
●	No outstanding debt at September 30, 2026, and credit availability of $121.5 million

KEY FINANCIAL MEASURES*

(Unaudited)
(In thousands, except per share data)
	Three months ended September 30,
	2026	2025
Net sales	$129,602	$146,984
GAAP gross profit	$77,307	$90,198
GAAP operating income	$1,648	$9,967
Adjusted operating income*	$2,810	$10,571
GAAP operating margin	1.3%	6.8%
Adjusted operating margin*	2.2%	7.2%
GAAP net income	$1,683	$10,451
Adjusted net income*	$2,551	$10,902
GAAP diluted EPS	$0.07	$0.41
Adjusted diluted EPS*	$0.10	$0.43

* See reconciliation of GAAP to adjusted key financial measures in the back of this release

DIVIDENDS

On July 28, 2026, the Board of Directors declared a $0.25 per share special cash dividend in addition to a $0.39 per share regular quarterly cash dividend, both payable on August 26, 2026 to shareholders of record as of August 12, 2026. In addition, on August 19, 2026 the Board declared a special $3.00 per share dividend to shareholders of record as of September 3, 2026, payable September 17, 2026.

ABOUT ETHAN ALLEN

Ethan Allen (NYSE:ETD) is a leading interior design destination combining state-of-the-art technology with personal service. Ethan Allen design centers, which represent a mix of Company-operated and independent licensee locations, offer complimentary interior design service and sell a full range of home furnishings, including custom furniture and artisan-crafted accents for every room in the home. Vertically integrated from product design through logistics, the Company manufactures about 75% of its custom-crafted furniture in its own North American manufacturing facilities and has been recognized for product quality and craftsmanship since 1932. Learn more at www.ethanallen.com and follow Ethan Allen on Facebook, Instagram, and LinkedIn.

Investor Relations Contact:
IR@ethanallen.com

ABOUT NON-GAAP FINANCIAL MEASURES

This release is intended to supplement, rather than to supersede, the Company's consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). In this release the Company has included financial measures that are derived from the consolidated financial statements but are not presented in accordance with GAAP. The Company uses non-GAAP financial measures, including adjusted operating income and margin, adjusted net income and adjusted diluted EPS (collectively “non-GAAP financial measures”). The Company computes these non-GAAP financial measures by adjusting the comparable GAAP measure to remove the impact of certain charges and gains and the related tax effect of these adjustments. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or superior to, the financial performance measures prepared in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measure reported in accordance with GAAP is provided at the end of this release.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Generally, forward-looking statements represent management’s beliefs and assumptions concerning current expectations, projections or trends relating to results of operations, financial results, financial condition, strategic initiatives, expenses, dividends, share repurchases, liquidity, use of cash and cash requirements, investments, future economic indicators, business conditions and industry performance. Such forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “continue,” “may,” “will,” “short-term,” “target,” “outlook,” “forecast,” “future,” “strategy,” “opportunity,” “would,” “guidance,” “non-recurring,” “one-time,” “unusual,” “should,” “likely,” “pandemic,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The Company derives many of its forward-looking statements from operating budgets and forecasts, which are based upon detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is difficult to predict the impact of known factors and it is impossible for the Company to anticipate all factors that could affect actual results and matters that are identified as “short-term,” “non-recurring,” “unusual,” “one-time,” or other words and terms of similar meaning may in fact recur in one or more future financial reporting periods.

Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected. Actual results could differ materially from those anticipated in the forward-looking statements due to a number of risks and uncertainties including, but not limited to, the risks and uncertainties disclosed in Part I, Item 1A. Risk Factors, in the Company’s 2026 Annual Report on Form 10-K and other factors identified in its reports filed with the Securities and Exchange Commission (the “SEC”), available on the SEC's website at www.sec.gov.

All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements, as well as other cautionary statements. A reader should evaluate all forward-looking statements made in this release in the context of these risks and uncertainties. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond the Company’s ability to control or predict. The Company is including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. The forward-looking statements included in this release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Ethan Allen Interiors Inc.
Condensed Consolidated Statements of Comprehensive Income
(Unaudited)
(In thousands, except per share data)

	Three months ended September 30,
	2026	2025
Net sales	$129,602	$146,984
Cost of sales	52,295	56,786
Gross profit	77,307	90,198
Selling, general and administrative expenses	75,062	79,697
Restructuring and other charges, net of gains	597	534
Operating income	1,648	9,967
Interest and other income, net	811	4,098
Interest and other financing costs	56	59
Income before income taxes	2,403	14,006
Income tax expense	720	3,555
Net income	$1,683	$10,451

Net income per diluted share	$0.07	$0.41
Diluted weighted average common shares	25,359	25,619

Ethan Allen Interiors Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30,	June 30,
	2026	2026
ASSETS
Current assets
Cash and cash equivalents	$92,157	$73,628
Investments, short-term	-	59,622
Accounts receivable, net	4,741	4,386
Inventories, net	153,824	148,463
Prepaid expenses and other current assets	25,652	19,354
Total current assets	276,374	305,453

Property, plant and equipment, net	203,424	205,651
Goodwill	25,388	25,388
Intangible assets	19,740	19,740
Operating lease right-of-use assets	105,005	107,710
Deferred income taxes	156	144
Investments, long-term	-	54,244
Other assets	1,323	1,343
Total ASSETS	$631,410	$719,673

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$26,786	$30,120
Customer deposits	74,293	62,730
Accrued compensation and benefits	21,249	22,876
Current operating lease liabilities	27,012	26,910
Other current liabilities	4,990	5,728
Total current liabilities	154,330	148,364

Operating lease liabilities, long-term	90,293	93,463
Deferred income taxes	2,502	2,359
Other long-term liabilities	4,054	4,026
Total LIABILITIES	251,179	248,212

Shareholders’ equity
Ethan Allen Interiors Inc. shareholders’ equity	380,316	471,546
Noncontrolling interests	(85)	(85)
Total SHAREHOLDERS’ EQUITY	380,231	471,461
Total LIABILITIES AND SHAREHOLDERS’ EQUITY	$631,410	$719,673

Reconciliation of Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with GAAP, the Company uses non-GAAP financial measures, including adjusted operating income and margin, adjusted net income and adjusted diluted EPS. The reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in tables below.

These non-GAAP measures are derived from the consolidated financial statements but are not presented in accordance with GAAP. The Company believes these non-GAAP measures provide a meaningful comparison of its results to others in its industry and prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, its financial performance measures prepared in accordance with GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than the Company does, limiting the usefulness of those measures for comparative purposes. Despite the limitations of these non-GAAP financial measures, the Company believes these adjusted financial measures and the information they provide are useful in viewing its performance using the same tools that management uses to assess progress in achieving its goals. Adjusted measures may also facilitate comparisons to historical performance.

The following tables provide a reconciliation of non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

(Unaudited)
(In thousands, except per share data)	Three months ended
	September 30,
	2026	2025	% Change
Consolidated Adjusted Operating Income / Operating Margin
GAAP Operating income	$1,648	$9,967	(83.5%	)
Adjustments (pre-tax)*	1,162	604
Adjusted operating income*	$2,810	$10,571	(73.4%	)

Consolidated Net sales	$129,602	$146,984	(11.8%	)
GAAP Operating margin	1.3%	6.8%
Adjusted operating margin*	2.2%	7.2%

Consolidated Adjusted Net Income / Adjusted Diluted EPS
GAAP Net income	$1,683	$10,451	(83.9%	)
Adjustments, net of tax*	868	451
Adjusted net income	$2,551	$10,902	(76.6%	)
Diluted weighted average common shares	25,359	25,619
GAAP Diluted EPS	$0.07	$0.41	(82.9%	)
Adjusted diluted EPS*	$0.10	$0.43	(76.7%	)

* Adjustments to reported GAAP financial measures including operating income and margin, net income and diluted EPS have been adjusted by the following:

(Unaudited)	Three months ended
(In thousands)	September 30,
	2026	2025
Proxy contest fees	$1,261	$-
Retail design center charges, net of insurance recoveries	(744)	-
Lease exit costs	-	550
Severance and other charges	80	(16)
Other non-restructuring charges	565	70
Adjustments to operating income	$1,162	$604
Related income tax effects on non-recurring items(1)	(294)	(153)
Adjustments to net income	$868	$451

(1)	Calculated using the marginal tax rate for each period presented.